UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21109
                                                     ---------

                      OFI TREMONT MARKET NEUTRAL HEDGE FUND
                      -------------------------------------
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                        Date of fiscal year end: MARCH 31
                                                 --------

                      Date of reporting period: 03/31/2007
                                                ----------



ITEM 1.  REPORTS TO STOCKHOLDERS.


FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

OFI Tremont Market Neutral Hedge Fund (the "Fund") was organized as a business trust in the Commonwealth of Massachusetts on May 24, 2002 and commenced operations on January 2, 2003 as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation consistent with preservation of capital while attempting to generate positive returns over various market cycles. The Fund seeks to achieve this objective by investing primarily in private investment partnerships and similar investment vehicles ("Investment Funds") that are managed by a select group of alternative asset managers that employ various "market neutral" investment strategies that have historically demonstrated a low correlation to the general performance of equity, debt and other markets. The performance analysis discussed below is intended to provide investors with an overview of the Fund's performance for the twelve months ended March 31, 2007.

      The OFI Tremont Market Neutral Hedge Fund advanced 8.20% for the year ended March 31, 2007, while maintaining positive monthly returns with low volatility. Although the overall make up of the Fund's investment allocation did not change significantly through the course of the twelve months, the Fund's exposure to event driven and managed futures was slightly reduced, while an additional allocation was made to convertible arbitrage and emerging markets.

      During the early months of calendar 2006, global growth rates accelerated, as non-U.S. economies continued to benefit from low real interest rates, easy availability of credit, globalization of production and large productivity gains. However, a liquidity-driven sell-off of risky assets in May and early June drove equities down. Most commodities also sold off to a lesser extent. This period proved to be a challenging time for hedge fund manager performance, and for the overall performance of the Fund.

      With the beginning of July and into the overall summer months, there was slight to negative movement in most markets with thin volumes. The long/short equity managers in the Fund were affected most negatively during this period, specifically, the long/short equity allocations to Japan-focused managers.

      Despite these challenges in the long/short area, the equity market neutral allocation experienced favorable market conditions throughout the summer months. At the start of July, the Fund increased its allocation to the strategy through the addition of a new manager focusing on statistical arbitrage as well as adding more money to a current equity market neutral manager. These allocations produced stellar returns in July, August and September, helping to offset losses from other strategies within the Fund.

AVERAGE ANNUAL TOTAL RETURNS           EXPENSE RATIOS
For the Periods Ended 3/31/07          For the Fiscal Year Ended 3/31/06

                    Since              Gross                 Net
                    Inception          Expense               Expense
1-Year              (1/2/03)           Ratio                 Ratio
-----------------------------          -----------------------------
8.20%               5.97%              1.74%                 1.49%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. AVERAGE ANNUAL RETURNS SHOW THE CHANGE IN THE VALUE OF THE FUND'S PERFORMANCE EXPRESSED AS A PERCENTAGE ON AN ANNUAL BASIS. PERFORMANCE SHOWN IS NET OF ALL FEES AND EXPENSES. THIS RETURN MAY DIFFER FROM THAT EXPERIENCED BY AN INDIVIDUAL INVESTOR THAT PURCHASES AN INTEREST IN THE FUND. THE FUND IS A CLOSED-END REGISTERED INVESTMENT COMPANY AND NOT A MUTUAL FUND. THERE ARE CONSIDERABLE DIFFERENCES BETWEEN CLOSED-END REGISTERED INVESTMENT COMPANIES AND MUTUAL FUNDS. MUTUAL FUNDS PROVIDE DAILY LIQUIDITY. THE FUND IS ILLIQUID AND MAY BE RISKIER AND MORE EXPENSIVE THAN MUTUAL FUNDS. THE HEDGE FUNDS IN WHICH THE FUND INVESTS ARE NOT REGISTERED INVESTMENT COMPANIES AND, THEREFORE ARE NOT SUBJECT TO THE SAME REGULATORY OVERSIGHT AS MUTUAL FUNDS, INCLUDING REGULATIONS THAT REQUIRE MUTUAL FUNDS TO HAVE A CERTAIN DEGREE OF LIQUIDITY, LIMIT CONCENTRATION IN ANY ONE INVESTMENT, PROTECT AGAINST CONFLICTS OF INTEREST, ASSURE FAIRNESS IN PRICING FUND INTERESTS, REQUIRE DISCLOSURE ABOUT A FUND'S MANAGEMENT, HOLDINGS, FEES AND EXPENSES, AND LIMIT LEVERAGE. THE FUND IS DEPENDENT NOT ONLY ON THE INVESTMENT PERFORMANCE OF INDIVIDUAL MANAGERS, BUT ALSO ON THE ABILITY OF THE SUB-ADVISER TO EFFECTIVELY ALLOCATE THE FUND'S ASSETS.THE EXPENSE RATIOS FOR THE FUND'S SHARES ARE AS OF THE FISCAL YEAR ENDED MARCH 31, 2006. THE NET EXPENSE RATIOS TAKE INTO ACCOUNT VOLUNTARY UNDERTAKINGS BY THE ADVISER TO LIMIT THE FUND'S TOTAL EXPENSES. THE UNDERTAKING CAN BE AMENDED OR WITHDRAWN AT ANY TIME.


                    3 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

FUND PERFORMANCE DISCUSSION  Continued
--------------------------------------------------------------------------------

      The third calendar quarter of 2006 was characterized by overall rising equity prices, lower bond yields, declining energy prices and the appreciation of the dollar against most major currencies. Equity markets started the quarter with significant declines as a result of tensions in the Middle East and clearer evidence of a slowing U.S. housing market. This environment created difficulties for nearly all Fund strategies; however, the convertible arbitrage manager in the Fund, and most event driven and multi-strategy allocations managers were able to glean modest gains at this time. After the Federal Reserve Bank ("Fed") froze interest rates on August 8, equity markets rallied, and declining energy prices and bond yields extended the rally through the end of the quarter. Unfortunately at this point, a number of the long/short equity managers in the Fund had reduced exposures due to market choppiness and were unable to capture much of the upside. It was also a difficult time for the managed futures allocation.

      During the fourth calendar quarter of 2006 there were signs of U.S. housing prices stabilizing, and investors were divided on prospects for the Fed easing rates. The U.S. dollar weakened against most major currencies except for the yen and the Canadian dollar during the quarter. All the strategies contributed positively during this period. Very slight adjustments were made to the Fund at this time with the full redemption from an Asian-focused event driven manager and the trimming of a fixed income arbitrage allocation.

      As 2007 began, the market was characterized by bouts of higher volatility and investor concern about the trajectory of U.S. and Chinese growth, U.S. sub-prime mortgage defaults, the unwinding of the Yen carry trade and adverse comments from former Fed Chairman Greenspan. These concerns were manifested in a sharp late February market correction; although fears of a sustained decline were dismissed as risk appetite remained intact across regions and asset classes. The Fund's returns during this period were positive. The event driven allocation, among other strategies, was the main driver of positive performance. The Japanese long/short equity managers continued to struggle.

      On the whole, the Fund met its investment objectives. All strategies contributed positively to performance beside long/short equity which was flat. The main cause of the long/short equity under performance was the exposure to Japan-focused managers. Japan had a very difficult year and its markets were subject to a huge degree of volatility. This was particularly evident in the smaller cap area. Volatility rose to extreme levels and there were significant daily moves in both directions.

The graph that follows shows the performance of a hypothetical $10,000 investment in the Fund held until March 31, 2007. Performance is measured from the inception of the Fund on January 2, 2003. The Fund's performance is compared to the performance of the Lehman Brothers Government Credit Bond Index, an unmanaged index widely regarded as a general measurement of the performance of government, government-related and investment grade corporate debt obligations. The Fund's performance is also compared to the performance of the S&P 500 Index, an unmanaged index of equity securities that is a measure of the general domestic stock market. The indices cannot be purchased directly by investors and are shown for illustrative purposes only and do not predict or depict the performance of the Fund. The indices' performance reflect the reinvestment of income but do not consider the effect of transaction costs, and none of the data in the graph shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While indices comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the investments of the Underlying Fund Managers are not limited to the investments in the indices.


                    4 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   OFI Tremont Market Neutral Hedge Fund
   S&P 500 Index 2
   Lehman Brothers Government Credit Bond Index 3

[THE FOLLOWING TABLE WAS REPPRESENTED BY A LINE GRAPH IN THE PRINTED METERIAL.]

              OFI Tremont Market      S&P 500           Lehman Brothers
   Date       Neutral Hedge Fund      Index 2    Government Credit Bond Index 3
01/02/2003        $10,000             $10,000              $10,000
03/31/2003        $10,179             $ 9,685              $10,165
06/30/2003        $10,404             $11,175              $10,523
09/30/2003        $10,498             $11,471              $10,470
12/31/2003        $10,749             $12,867              $10,467
03/31/2004        $11,013             $13,085              $10,789
06/30/2004        $10,998             $13,310              $10,447
09/30/2004        $11,040             $13,061              $10,819
12/31/2004        $11,276             $14,266              $10,906
03/31/2005        $11,368             $13,959              $10,832
06/30/2005        $11,412             $14,150              $11,205
09/30/2005        $11,650             $14,660              $11,098
12/31/2005        $11,954             $14,966              $11,164
03/31/2006        $12,330             $15,595              $11,051
06/30/2006        $12,493             $15,371              $11,036
09/30/2006        $12,496             $16,241              $11,467
12/31/2006        $12,938             $17,328              $11,586
03/31/2007        $13,341             $17,439              $11,756

AVERAGE ANNUAL TOTAL RETURN OF THE FUND AT 3/31/07
1-Year    8.20%     Since Inception (1/2/03)   7.03%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. AVERAGE ANNUAL RETURNS SHOW THE CHANGE IN THE VALUE OF THE FUND'S PERFORMANCE EXPRESSED AS A PERCENTAGE ON AN ANNUAL BASIS. PERFORMANCE SHOWN IS NET OF ALL FEES AND EXPENSES. THIS RETURN MAY DIFFER FROM THAT EXPERIENCED BY AN INDIVIDUAL INVESTOR THAT PURCHASES AN INTEREST IN THE FUND. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTIONS OF FUND SHARES. BECAUSE THERE ARE DIFFERENCES IN THE FUND'S INVESTMENT STRATEGIES AND THOSE INDICES SHOWN, NO INDEX IS DIRECTLY COMPARABLE TO THE FUND.

2.The S&P 500 Index is an unmanaged index considered to be generally representative of the U.S. large-cap stock market as a whole. The performance data for the S&P 500 Index assumes the reinvestment of all dividends, but does not deduct fees or expenses.

3. The Lehman Brothers Government Credit Bond Index is an unmanaged index composed of debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies and quasi-federal corporations and fixed rate dollar denominated SEC-registered corporate debt that are rated investment grade or higher by Moody's Investor Service, Standard & Poor's Corporation, or Fitch Investor's Service, in that order.


                    5 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

FUND INVESTMENT ALLOCATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND INVESTMENT ALLOCATION

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED METERIAL.]

Fixed Income Arbitrage                        21.0%
Event Driven                                  20.1
Long/Short Equity                             18.5
Multi-Strategy                                14.1
Equity Market Neutral                         13.6
Emerging Markets                               5.5
Convertible Arbitrage                          5.1
Managed Futures                                1.7
Cash Equivalents                               0.4

The Fund's portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2007, and are based on total investments in investment funds and cash equivalents.

--------------------------------------------------------------------------------


                    6 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees, if any; and (2) ongoing costs, including management fees; administration fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other registered investment companies.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2007.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

                          BEGINNING        ENDING           EXPENSES PAID DURING
                          ACCOUNT VALUE    ACCOUNT VALUE    6 MONTHS ENDED
                          (10/1/06)        (3/31/07)        MARCH 31, 2007
--------------------------------------------------------------------------------
Actual                    $1,000.00        $1,067.60        $7.76
------------------------------------------------------------------------------
Hypothetical               1,000.00         1,017.45         7.57

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, divided by 2 (to reflect the one-half year period). The annualized expense ratio for the 6-month period ended March 31, 2007 was 1.50%.

The expense ratio reflects voluntary waivers of expenses by the Fund's Adviser that can be terminated at any time, without advance notice. The "Financial Highlights" table in the Fund's financial statements, included in this report, also show the gross expense ratio, without such reimbursements.

--------------------------------------------------------------------------------


                    7 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

STATEMENT OF INVESTMENTS  March 31, 2007
--------------------------------------------------------------------------------

                                                                                                % OF
                                                                                       FAIR      NET                    ACQUISITION
                                                                       COST           VALUE   ASSETS   LIQUIDITY 1           DATE 2
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN INVESTMENT FUNDS
------------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE ARBITRAGE
Lydian Partners II, L.P.                                     $    3,000,000   $   3,226,616      4.6%  Quarterly              08/06
------------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS
Black River Emerging Markets Credit Opportunity Fund Ltd.         2,000,000       2,445,540      3.5   Semi-Annually          01/06
Quorum Fund Ltd.                                                    450,000       1,091,793      1.5   Monthly                01/06
                                                             ----------------------------------------
TOTAL ERMERGING MARKETS                                           2,450,000       3,537,333      5.0

------------------------------------------------------------------------------------------------------------------------------------
EQUITY MARKET NEUTRAL
Barclays Global Investors The 32 Capital Fund Ltd.                1,515,001       3,069,949      4.4   Monthly          01/03-04/04
O'Connor Global Fundamental Market Neutral Long/Short Ltd.        2,500,000       2,725,570      3.9   Monthly                07/06
Tykhe Portfolios Ltd.                                             2,500,000       2,907,571      4.1   Monthly                07/06
                                                             ----------------------------------------
TOTAL EQUITY MARKET NEUTRAL                                       6,515,001       8,703,090     12.4

------------------------------------------------------------------------------------------------------------------------------------
EVENT DRIVEN
Courage Special Situations Offshore Fund Ltd.                     2,800,000       3,352,827      4.8   Quarterly          5/05-6/05
GoldenTree Credit Opportunities, L.P.                             1,934,740       3,030,317      4.3   Semi-Annually          12/04
Highland Crusader Fund II Ltd.                                    2,000,000       2,864,221      4.1   Semi-Annually          02/06
Jana Piranha Offshore Fund (Cayman) Ltd.                          2,000,000       2,467,333      3.5   Quarterly              03/06
Magnetar Risk Linked Fund Ltd.                                      750,000         764,749      1.1   Semi-Annually          02/07
Perry Partners, L.P.                                                     --         307,343      0.5   Illiquid 2         2/05-4/05
                                                             ----------------------------------------
TOTAL EVENT DRIVEN                                                9,484,740      12,786,790     18.3

------------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME ARBITRAGE
Bear Stearns High-Grade Structured Credit Strategies, L.P.        2,500,000       3,386,106      4.8   Annually               11/04
Endeavour Fund I LLC                                              1,950,000       2,756,925      3.9   Quarterly        10/03-05/04
Julius Baer Diversified Fixed Income Hedge Fund (USD)             1,243,121       1,221,615      1.8   Monthly          11/04-03/07
Platinum Grove Contingent Capital Offshore Fund                   2,500,000       2,598,300      3.7   Monthly                08/06
Sorin Offshore Fund Ltd.                                          3,000,000       3,415,049      4.9   Quarterly              07/06
                                                             ----------------------------------------
TOTAL FIXED INCOME ARBITRAGE                                     11,193,121      13,377,995     19.1

------------------------------------------------------------------------------------------------------------------------------------
LONG/SHORT EQUITY
Cantillon US Ltd.                                                 3,197,295       3,554,488      5.1   Quarterly              05/06
Delta Fund Europe Ltd.                                            2,500,000       2,709,268      3.9   Quarterly        01/06-02/06
Kinetics Fund Inc.                                                2,000,000       2,106,100      3.0   Monthly                01/07
Temujin International Fund Ltd.                                   1,500,000       2,374,048      3.4   Quarterly              04/05
Whitney New Japan Partners, L.P.                                         --       1,081,532      1.5   Quarterly        08/03-07/04
                                                             ----------------------------------------
TOTAL LONG/SHORT EQUITY                                           9,197,295      11,825,436     16.9

------------------------------------------------------------------------------------------------------------------------------------
MANAGED FUTURES
Blenheim Global Markets Fund Ltd.                                        --       1,094,174      1.6   Monthly                11/04
------------------------------------------------------------------------------------------------------------------------------------
MULTI-STRATEGY
Canyon Value Realization Fund, L.P.                                 750,001       2,384,659      3.4   Annually         01/03-04/04
D.E. Shaw Composite International Fund                            2,497,548       3,151,428      4.5   Quarterly              01/06
Stark Investments, L.P.                                           2,100,000       3,444,541      4.9   Annually         01/04-04/04
                                                             ----------------------------------------
TOTAL MULTI-STRATEGY                                              5,347,549       8,980,628     12.8
                                                             ----------------------------------------

Total Investments in Investment Funds                            47,187,705      63,532,062     90.7


                    8 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

                                                                                                % OF
                                                                                       FAIR      NET
                                                                       COST           VALUE   ASSETS
-----------------------------------------------------------------------------------------------------
CASH EQUIVALENT
-----------------------------------------------------------------------------------------------------
Citibank II Money Market Deposit Account                     $      260,889   $     260,889      0.4%
-----------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN INVESTMENT FUNDS
AND CASH EQUIVALENT                                          $   47,448,594      63,792,951     91.1
                                                             ==============
OTHER ASSETS NET OF LIABILITIES                                                   6,208,171      8.9
                                                                              -----------------------
NET ASSETS                                                                    $  70,001,122    100.0%
                                                                              =======================

Detailed information about the Investment Funds' portfolios is not available.

1. Available frequency of redemptions after initial lock-up period. Such redemptions may be subject to certain terms and conditions as set forth in the Investment Funds' offering documents

2. The Fund has placed a full redemption request with respect to its investment in this Investment Fund. The Fund will receive its redemption proceeds following the sale of certain securities held by the Investment Fund. The value of the Fund's investment will fluctuate, based on market conditions, until the Investment Fund completes the sale of these securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                    9 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

STATEMENT OF ASSETS AND LIABILITIES  March 31, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------------------------
Investments in investment funds, at fair value (cost $47,187,705)                $     63,532,062
--------------------------------------------------------------------------------------------------
Cash and cash equivalents                                                                 260,889
--------------------------------------------------------------------------------------------------
Receivables:
Investment funds sold                                                                   9,208,581
Investments in investment funds made in advance                                         9,000,000
Receivable from Adviser                                                                    17,120
Other assets                                                                               13,454
                                                                                 -----------------
Total assets                                                                           82,032,106

--------------------------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------------------------
Payables:
Payable on borrowings (See Note 7)                                                      9,835,000
Shareholder redemptions                                                                 1,987,907
Management fee                                                                            132,107
Professional fees                                                                          39,344
Administration fee                                                                         17,705
Trustees' fees                                                                              3,856
Miscellaneous fees                                                                         15,065
                                                                                 -----------------
Total liabilities                                                                      12,030,984

--------------------------------------------------------------------------------------------------
NET ASSETS                                                                       $     70,001,122
                                                                                 =================

--------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest ($0.001 par value, unlimited
shares authorized)                                                               $             73
--------------------------------------------------------------------------------------------------
Additional paid-in capital                                                             68,354,371
--------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                       (12,064,618)
--------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                               (2,633,061)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                             16,344,357
                                                                                 -----------------
NET ASSETS                                                                       $     70,001,122
                                                                                 =================

--------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------------------------
(based on net assets of $70,001,122 and 73,137.395 shares of benefical
interest outstanding)                                                            $         957.12

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   10 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

STATEMENT OF OPERATIONS  For the Year Ended March 31, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------------------------

Interest                                                                         $        154,461

--------------------------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------------------------
Management fee                                                                            986,777
--------------------------------------------------------------------------------------------------
Administration fee                                                                        118,428
--------------------------------------------------------------------------------------------------
Professional fees                                                                          69,157
--------------------------------------------------------------------------------------------------
Interest expense                                                                           32,318
--------------------------------------------------------------------------------------------------
Registration fees                                                                          22,540
--------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                 5,787
--------------------------------------------------------------------------------------------------
Miscellaneous fees                                                                         73,378
                                                                                 -----------------
Total expenses                                                                          1,308,385
Less: Waiver of expenses by the Adviser                                                  (135,325)
                                                                                 -----------------
Net expenses                                                                            1,173,060

--------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                    (1,018,599)

--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
--------------------------------------------------------------------------------------------------
Net realized gain on investments                                                        2,870,105
--------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                    4,131,880

--------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             $      5,983,386
                                                                                 =================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   11 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED MARCH 31,                                                          2007                 2006
--------------------------------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------------------------------
Net investment loss                                               $     (1,018,599)   $        (944,311)
--------------------------------------------------------------------------------------------------------
Net realized gain                                                        2,870,105              663,251
--------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                    4,131,880            5,942,659
                                                                  --------------------------------------
Net increase in net assets resulting from operations                     5,983,386            5,661,599

--------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------
Dividends from net investment income                                    (6,815,999)          (2,335,286)
--------------------------------------------------------------------------------------------------------
Distributions from net realized gain                                    (1,535,849)            (747,208)
--------------------------------------------------------------------------------------------------------
Tax return of capital distribution                                      (1,644,226)                  --

--------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
beneficial interest transactions                                          (527,974)             504,735

--------------------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------------------
Total increase (decrease)                                               (4,540,662)           3,083,840
--------------------------------------------------------------------------------------------------------
Beginning of year                                                       74,541,784           71,457,944
                                                                  --------------------------------------
End of year [including accumulated net investment loss
of $12,064,618 and $5,850,212, respectively]                      $     70,001,122    $      74,541,784
                                                                  ======================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   12 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

STATEMENT OF CASH FLOWS  For the Year Ended March 31, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $      5,983,386
--------------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized gain on investments                                                       (2,870,105)
Net change in unrealized appreciation on investments                                   (4,131,880)
Purchases of investments                                                              (28,196,790)
Proceeds from sales of investments                                                     40,520,135
Increase in receivable for investment funds sold                                       (3,553,299)
Increase in investments in investment funds made in advance                            (9,000,000)
Decrease in receivable from Adviser                                                         3,684
Decrease in other assets                                                                   20,700
Decrease in management fee payable                                                        (43,015)
Decrease in administration fee payable                                                     (9,449)
Decrease in professional fees payable                                                      (9,936)
Increase in Trustees' fees and expenses payable                                             2,041
Decrease in miscellaneous fees payable                                                     (2,768)
                                                                                 -----------------
Net cash used in operating activities                                                  (1,287,296)

--------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
--------------------------------------------------------------------------------------------------
Proceeds from bank borrowings                                                          16,385,000
Payments on bank borrowings                                                            (6,550,000)
Proceeds from shares of beneficial interest sold                                       14,321,007
Payments of shares of beneficial interest redeemed                                    (23,070,635)
                                                                                 -----------------
Net cash provided by financing activities                                               1,085,372
--------------------------------------------------------------------------------------------------
Net decrease in cash and cash equivalents                                                (201,924)
--------------------------------------------------------------------------------------------------
Cash and cash equivalents at beginning of year                                            462,813
                                                                                 -----------------
Cash and cash equivalents at end of year                                         $        260,889
                                                                                 =================

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of $9,996,074.

Cash paid for interest on bank borrowings--$21,040.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   13 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

YEAR ENDED MARCH 31,                                                      2007         2006         2005         2004       2003 1
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $   993.40   $   957.74   $   975.00   $ 1,017.98   $ 1,000.00
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss 2                                                   (13.14)      (13.16)      (14.18)      (14.91)       (3.80)
Net realized and unrealized gain (loss)                                 105.83        93.72        47.16       110.80        21.78
                                                                    ----------------------------------------------------------------
Total income from investment operations                                  92.69        80.56        32.98        95.89        17.98
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                    (87.94)      (34.02)      (15.41)      (15.15)          --
Distributions from net realized gain                                    (19.82)      (10.88)      (20.94)      (34.13)          --
Tax return of capital distribution                                      (21.21)          --       (13.89)      (89.59)          --
                                                                    ----------------------------------------------------------------
Total dividends and/or distributions to shareholders                   (128.97)      (44.90)      (50.24)     (138.87)          --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $   957.12   $   993.40   $   957.74   $   975.00   $ 1,017.98
                                                                    ================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                                        8.20%        8.45%        3.22%        8.20%        1.80%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                            $   70,001   $   74,542   $   71,458   $   58,771   $   25,551
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4,5
Net investment loss                                                      (1.29)%      (1.34)%      (1.39)%      (1.48)%      (1.49)%
Total expenses                                                            1.66%        1.74%        1.67%        1.75%        2.21%
Expenses, net of waiver of expenses by the Adviser                        1.49%        1.49%        1.45%        1.50%        1.50%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate 6                                                   38%          39%          66%          22%           0%

1. For the period from January 2, 2003 (commencement of operations) to March 31, 2003.

2. Based on average shares outstanding during each period.

3. Assumes an investment on the last valuation date prior to the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Ratios do not reflect the Fund's proportionate share of income and expenses of the Investment Funds.

6. Represents the lesser of purchases or sales of investments in Investment Funds divided by the average fair value of investments in Investment Funds.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   14 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. ORGANIZATION

OFI Tremont Market Neutral Hedge Fund (the "Fund") was organized as a business trust in the Commonwealth of Massachusetts on May 24, 2002 and commenced operations on January 2, 2003 as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation consistent with preservation of capital while attempting to generate positive returns over various market cycles. The Fund seeks to achieve this objective by investing primarily in private investment partnerships and similar investment vehicles ("Investment Funds") that are managed by a select group of alternative asset managers that employ various "market neutral" investment strategies that historically have exhibited a low correlation to the general performance of equity, debt and other markets.

      OppenheimerFunds, Inc. (the "Adviser") serves as the Fund's investment adviser subject to the ultimate supervision of and subject to any policies established by the Board of Trustees (the "Board" or the "Trustees") of the Fund, pursuant to the terms of the investment advisory agreement with the Fund (the "Advisory Agreement"). Pursuant to the Advisory Agreement, the Adviser is responsible for developing, implementing and supervising the Fund's investment program. The Adviser is authorized, subject to the approval of the Board, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing these services.

      Tremont Partners, Inc. (the "Sub-Adviser"), an affiliate of the Adviser, has been retained by the Adviser to serve as the Fund's Sub-Adviser and is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Adviser.

      The Adviser is wholly owned by Oppenheimer Acquisition Corp., a holding company ultimately controlled by Massachusetts Mutual Life Insurance Company. The Adviser and the Sub-Adviser are registered as investment advisers under the Investment Advisers Act of 1940, as amended.

      Shares are offered and may be purchased on a monthly basis, or at such other times as may be determined by the Board based on the net asset value per share of the Fund. Shares are being offered only to qualified investors that meet all requirements to invest in the Fund. The Fund's shares are not listed for trading on a securities exchange.

      The Fund from time to time may offer to repurchase outstanding shares based on the Fund's net asset value per share pursuant to written tenders from shareholders. Repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion, and generally will be offered to repurchase at a specified dollar amount of outstanding shares. Generally, the Fund will offer to repurchase shares four times each year, as of the last business day of March, June, September and December. A redemption fee payable to the Fund equal to 1.00% of the value of shares repurchased by the Fund will apply if the date as of which the shares are to be valued for purposes of repurchase is less than one year following the date of a shareholder's initial investment in the Fund. If applicable, the redemption fee will be deducted before payment of the proceeds of a repurchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. The Fund's Board will establish the amount of shares the Fund will offer to repurchase. The Fund will generally pay the value of the shares repurchased approximately one month after the value of the shares to be repurchased is determined. If all shares owned by a shareholder are repurchased, the shareholder will receive an initial payment equal to 95% of the estimated value of the shares and the balance due will be determined and paid promptly after completion of the year end audit of the Fund.


                   15 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles, which require the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including the estimated fair value of investments. Such policies are consistently followed by the Fund in preparation of its financial statements. The Adviser believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

--------------------------------------------------------------------------------
PORTFOLIO VALUATION. The net asset value of the Fund is computed, generally monthly, as of the close of business on the following days: (i) the last day of each fiscal year, (ii) the date preceding the date as of which any shares of the Fund are purchased, and (iii) any day as of which the Fund repurchases any shares. The Fund's net asset value is the value of the Fund's assets less its liabilities divided by the shares outstanding. The net asset value is computed in accordance with the pricing policies and procedures adopted by the Board.

      The Fund's investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. The Fund's investments in Investment Funds are carried at fair value as determined by the Fund's pro-rata interest in the net assets of each Investment Fund. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds, as described in each of their financial statements and offering memoranda. All valuations utilize financial information supplied by each Investment Fund and are net of management and performance incentive fees or allocations payable to the Investment Funds' managers pursuant to the Investment Funds' agreements. Where no value is readily available from an Investment Fund or where a value supplied by a Investment Fund is deemed not to be indicative of its value, the Investment Fund will be valued at fair value as determined in good faith by the Board or in accordance with procedures adopted by the Board. In accordance with the Advisory Agreement, the Adviser values the Fund's assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the values of the Fund's investments may differ significantly from the values that would have been used had a ready market for the investments held by the Fund been available.

--------------------------------------------------------------------------------
INCOME RECOGNITION AND EXPENSES. Interest income is recorded on the accrual basis. Income, expenses and realized and unrealized gains and losses are recorded monthly. The change in an Investment Fund's net asset value is included in net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Realized gains and losses on withdrawals from Investment Funds are recognized on a cost recovery basis.

      The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value; costs of insurance; registration expenses; expenses of meetings of the Board and shareholders; all costs with respect to communications to shareholders; and other types of expenses as may be approved from time to time by the Board. Ongoing offering costs are capitalized and amortized to expense over twelve months on a straight-line basis.

--------------------------------------------------------------------------------
INCOME TAXES. The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.


                   16 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation and depreciation on Investment Funds for federal income tax purposes.

                                                                  NET UNREALIZED
                                                                    APPRECIATION
                                                                BASED ON COST OF
                                                            SECURITIES AND OTHER
     UNDISTRIBUTED    UNDISTRIBUTED                              INVESTMENTS FOR
     NET INVESTMENT       LONG-TERM      ACCUMULATED LOSS         FEDERAL INCOME
     INCOME                    GAIN    CARRYFORWARD 1,2,3           TAX PURPOSES
     ---------------------------------------------------------------------------
     $--                        $--              $214,870             $1,861,547

1. The Fund had $214,870 of post-October foreign currency losses which were deferred.

2. During the fiscal year ended March 31, 2007, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended March 31, 2006, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for March 31, 2007. Net assets of the Fund were unaffected by the reclassifications.

                              REDUCTION TO                 INCREASE TO
                               ACCUMULATED             ACCUMULATED NET
     REDUCTION TO           NET INVESTMENT               REALIZED LOSS
     PAID-IN CAPITAL                  LOSS              ON INVESTMENTS
     -----------------------------------------------------------------
     $1,564,489                 $3,264,418                  $1,699,929

The tax character of distributions paid during the years ended March 31, 2007 and March 31, 2006 was as follows:

                                           YEAR ENDED       YEAR ENDED
                                       MARCH 31, 2007   MARCH 31, 2006
      ----------------------------------------------------------------
      Distributions paid from:
      Ordinary income                  $    7,157,697   $    2,817,566
      Long-term capital gain                1,194,151          264,928
      Return of capital                     1,644,226               --
                                       -------------------------------
      Total                            $    9,996,074   $    3,082,494
                                       ===============================

The primary difference between the book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to adjustments to the tax basis of investments based on allocation of income and distributions from investments in partnerships and the tax realization of financial statement unrealized gain or loss. In addition, the cost of investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by each Investment Fund on Schedule K-1. The aggregate cost of Investment Funds and the composition of unrealized appreciation and depreciation on Investment Funds for federal income tax purposes as of March 31, 2007 as noted below.

      Federal tax cost of investment funds        $   61,670,515
                                                  ==============

      Gross unrealized appreciation               $    1,861,547
      Gross unrealized depreciation                           --
                                                  --------------
      Net unrealized appreciation                 $    1,861,547
                                                  ==============


                   17 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES Continued

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS. Cash and cash equivalents consist of monies invested in money market deposit accounts sponsored by Citibank, N.A. The Fund treats demand deposits and fixed income securities with original maturities of three months or less as cash equivalents. Cash equivalents are valued at cost plus accrued interest which approximates market value.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
3. MANAGEMENT FEE, RELATED PARTY TRANSACTIONS AND OTHER MANAGEMENT FEE. As compensation for services provided by the Adviser under the Advisory Agreement, the Fund pays the Adviser a monthly fee (the "Management Fee") computed at an annual rate of 1.25% of the Fund's net assets determined as of the last day of each month (before any repurchases of shares). For the year ended March 31, 2007, the Management Fee incurred by the Fund was $986,777. The Adviser pays a monthly fee to the Sub-Adviser equal to 50% of the Management Fee earned by the Adviser pursuant to the Advisory Agreement. This fee is payable to the Sub-Adviser by the Adviser and not the Fund.

    In addition, the Adviser has voluntarily agreed to waive a portion of its Management Fee in order to limit total expenses of the Fund to 1.50% of the average monthly net assets of the Fund. For the year ended March 31, 2007, the Adviser waived management fees in the amount of $135,325.

--------------------------------------------------------------------------------
ADMINISTRATION FEE. Under the terms of an administration agreement (the "Administration Agreement") with the Fund, the Adviser provides certain administrative services to the Fund, including, among other things, providing office space and other support services and personnel as necessary to provide such administration, accounting and shareholder services to the Fund. In consideration for these services, the Fund pays the Adviser a monthly fee (the "Administration Fee") computed at an annual rate of 0.15% of the Fund's net assets determined as of the last day of each month. For the year ended March 31, 2007, the Administration Fee incurred by the Fund was $118,428. The Adviser has retained the Sub-Adviser to provide the administration services subject to the supervision of the Adviser. The Adviser pays a monthly fee to the Sub-Adviser equal to 100% of the Administration Fee earned by the Adviser pursuant to the Administration Agreement. This fee is payable to the Sub-Adviser by the Adviser and not the Fund.

      The Adviser intends to pay a portion of its Management Fee, not to exceed 0.25% (on an annualized basis) of the aggregate value of outstanding shares held by such shareholders, to qualifying brokers, dealers and financial advisers that provide ongoing investor services and account maintenance services to shareholders that are their customers ("Investor Service Providers"). These services include, but are not limited to, handling shareholder inquiries regarding the Fund; assisting in the enhancement of relations and communications between shareholders and the Fund; assisting in the establishment and maintenance of shareholder accounts with the Fund; assisting in the maintenance of Fund records containing shareholder information; and providing such other information and shareholder liaison services as the Adviser may reasonably request. This fee is payable by the Adviser and not the Fund.

--------------------------------------------------------------------------------
OFI SHARES. OFI owned 139.485 and 124.203 shares of the Fund, valued at $133,504 and $123,383, respectively, as of March 31, 2007 and March 31, 2006.


                   18 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

--------------------------------------------------------------------------------
DISTRIBUTOR. Under the General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor is an affiliate of the Adviser and the Sub-Adviser.

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. A majority of the Board is comprised of persons who are independent with respect to the Fund. Each Board member who is not an employee of the Adviser, or one of its affiliates, receives an annual retainer. Additionally, these Board members are reimbursed by the Fund for all reasonable out of pocket expenses. These fees and out of pocket expenses are paid by the funds that the Board members oversee, including the Fund. The Fund has adopted an unfunded retirement plan (the "Plan") for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the "Freeze Date") and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independents trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2007, the Fund's projected benefit obligations were increased by $2,836 and payments of $744 were made to retired trustees, resulting in an accumulated liability of $3,307 as of March 31, 2007.

      The Board has adopted a compensation deferral plan for independent trustees that enable trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the Plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Citibank, N.A. serves as custodian of the Fund's assets and provides custodial services for the Fund.

--------------------------------------------------------------------------------
4. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                YEAR ENDED                         YEAR ENDED
                                            MARCH 31, 2007                 MARCH 31, 2006 1,2
                                   SHARES           AMOUNT       SHARES                AMOUNT
----------------------------------------------------------------------------------------------
Subscriptions                  14,397.262   $   14,321,007    5,813.072    $        5,692,000
Dividends and/or
distributions reinvested        9,748.365        9,996,074    3,127.626             3,082,494
Redemptions                   (26,045.501)     (24,845,055)  (8,514.818)           (8,269,759)
                              ----------------------------------------------------------------
Net increase (decrease)        (1,899.874)  $     (527,974)     425.880    $          504,735
                              ================================================================

--------------------------------------------------------------------------------
5. INVESTMENTS IN INVESTMENT FUNDS

At March 31, 2007, the Fund had investments in Investment Funds, none of which were related parties. The agreements related to investments in Investment Funds provide for compensation to the Investment Funds' managers/general partners in the form of management fees ranging from 1.0% to 2.0% annually of net assets and performance incentive fees/allocations ranging from 10% to 25% of net profits earned. The Investment Funds provide for periodic redemptions ranging from monthly to annually with lock up provisions of up to two years from initial investment and subject to certain other terms and conditions as set forth in the Investment Funds' offering documents. Information related to each Investment Fund is included on the Statement of Investments. At March 31, 2007, the Fund had approximately 9.58% of capital invested in


                   19 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. INVESTMENTS IN INVESTMENT FUNDS Continued

Investment Funds with remaining lock-up provisions extending beyond one year from March 31, 2007, and 1.07% of capital invested in Investment Funds that allow redemptions to occur before the expiration of the lock-up with a redemption penalty incurred.

      For the year ended March 31, 2007, the aggregate cost of purchases and proceeds from sales of Investment Funds were $28,196,790 and $40,520,135, respectively.

--------------------------------------------------------------------------------
6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These activities may include, but are not limited to, short selling activities, writing option contracts and interest rate, credit default and total return equity swap contracts. The Fund's risk of loss in these Investment Funds is limited to the value of these investments reported by the Fund.

--------------------------------------------------------------------------------
7. BORROWINGS

The Fund may borrow money in amounts up to one-third of its total assets (including the amount borrowed) for investment purposes, to meet repurchase requests and for cash management purposes. The purchase of securities with borrowed funds creates leverage in the Fund.

      Effective November 28, 2005, the Fund entered into a Credit Agreement with The Bank of Nova Scotia which enables it to participate with certain other Oppenheimer funds in a committed, unsecured credit facility that permits borrowings of up to $60,000,000, collectively. The borrowings of any single fund under the credit facility are further limited to 15% of its net assets. Interest is charged to the Fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.75% or LIBOR plus 0.75%, depending on the type of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.125% per annum.

      For the year ended March 31, 2007 (the "Period"), the average daily borrowed balance of the Fund was $579,356 at an average daily interest rate of 6.18%. The Fund had outstanding borrowings of $9,835,000 as of March 31, 2007. Expenses incurred by the Fund with respect to interest on borrowings, commitment fees and facility start-up costs are disclosed separately or as miscellaneous fees on the Statement of Operations.

--------------------------------------------------------------------------------
8. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of February 28, 2007, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements. The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

      In September 2006, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of February 28, 2007, the


                   20 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
9. SUBSEQUENT EVENTS

Effective April 1, 2007 and May 1, 2007, the Fund received additional contributions from shareholders of $3,605,474 and $1,000,710, respectively.


                   21 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF OFI TREMONT MARKET NEUTRAL HEDGE
FUND

We have audited the accompanying statement of assets and liabilities of OFI Tremont Market Neutral Hedge Fund (the "Fund"), including the statement of investments, as of March 31, 2007, and the related statements of operations, changes in net assets, and cash flows and financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights for the years presented prior to the year ended March 31, 2007 were audited by another independent registered public accounting firm whose report dated May 22, 2006 expressed an unqualified opinion thereon.

      We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of investments owned as of March 31, 2007, by inspection of investment subscription documents and confirmation with underlying investment funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of OFI Tremont Market Neutral Hedge Fund at March 31, 2007, the results of its operations, changes in net assets, and cash flows and financial highlights for the year then ended in conformity with U.S. generally accepted accounting principles.

KPMG LLP

New York, New York
May 24, 2007


                   22 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

FEDERAL INCOME TAX INFORMATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2008, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Dividends and distributions of $128.97 per share were paid to shareholders on December 1, 2006, of which $15.41 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      If applicable, dividends paid by the Fund during the fiscal year ended March 31, 2007 which are not designated as capital gain distributions should be multiplied by 0.15% to arrive at the amount eligible for the corporate dividend received deduction.

      A portion of the dividends paid by the Fund are eligible for the lower individual income tax rates to the extent that the Fund has received qualified dividend income. $72,459 of the Fund's fiscal year taxable income is qualified dividend income. If applicable, dividends paid by the Fund during the fiscal year ended March 31, 2007 which are not designated as capital gain distributions should be multiplied by 0.82% to arrive at the amount eligible for the individual qualified dividend income tax rate.

      Some states or localities do not tax registered investment company dividends that are derived, in whole or in part, from interest earned on securities issued by the U.S. Government, its agencies or instrumentalities. If applicable, dividends paid by the Fund during the fiscal year ended March 31, 2007 which are not designated as capital gain distributions should be multiplied by 1.89% to arrive at the amount of interest earned by the Fund on securities issued by the US Treasury.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                   23 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund invests primarily in investment partnerships and similar investment vehicles that are not voting securities. To the extent the Fund invests in voting securities, if any, it has adopted the Portfolio Proxy Voting Policies and Procedures of OppenheimerFunds, Inc. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.858.9826, (ii) on the Fund's website at www.oppenheimerfunds.com, and (iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) on the SEC's website at www.sec.gov. The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                   24 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AND SUB-ADVISORY AGREEMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Managers (the "Board" or the "Trustees"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's investment advisory and sub-advisory agreements (the "Agreements"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager and Tremont Partners, Inc. (the "Sub-Adviser") provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's and Sub-Adviser's services, (ii) the investment performance of the Fund, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services by the Manager and its affiliates,
(v) the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager and Sub-Adviser from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

      NATURE AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Fund by the Manager and the Sub-Adviser, and information regarding the personnel that provide such services. The Manager's and Sub-Adviser's duties include providing and supervising all administrative and clerical personnel that are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager and Sub-Adviser also provide the Fund with office space, facilities and equipment. The Sub-Adviser provides the Fund with the services of the portfolio manager and the Sub-Adviser's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments, and securities trading services.

      QUALITY OF SERVICES. The Board also considered the quality of the services provided and the quality of the Manager's and Sub-Adviser's resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's and Sub-Adviser's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's and Sub-Adviser's personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Timothy Birney and the Sub-Adviser's investment team and analysts. The Board members also considered their experiences with the Manager through their service on the Boards of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund's service agreements. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreements as a result of the Manager's and Sub-Adviser's experience, reputation, personnel, operations, and resources.

      INVESTMENT PERFORMANCE OF THE FUND. During the year, the Manager provided information on the performance of the Fund at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant


                   25 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AND SUB-ADVISORY AGREEMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

market indices and to the performance of other closed-end hedge funds of funds advised by the Manager and other investment advisers. The Board noted that the Fund's one-year, two-year and three-year performance was below its peer group median.

      MANAGEMENT FEES AND EXPENSES. The Board reviewed the fees paid to the Manager and its affiliates and to the Sub-Adviser, and the other expenses borne by the Fund.. The Board also evaluated the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other closed-end hedge funds of funds with comparable asset levels and distribution features. The Board noted that the Fund's contractual management fees are lower than its peer group median. The Board noted that the Manager, not the Fund, pays the Sub-Adviser's fee under the sub-advisory agreement.

      ECONOMIES OF SCALE. The Board reviewed the extent to which the Manager may realize economies of scale in managing and supporting the Fund, the extent to which those economies of scale benefit the Fund's shareholders and the current level of Fund assets in relation to the Fund's management fee. The Board considered that the Fund has not experienced recent asset growth.

      BENEFITS TO THE MANAGER AND SUB-ADVISER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the fee paid to the Sub-Adviser, the costs associated with the other personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders. In addition to considering the profits realized by the Manager, the Board considered information regarding the direct and indirect benefits the Manager and the Sub-Adviser receive as a result of their relationship with the Fund, including compensation paid to the Manager's affiliates for services provided.

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel, whom the Independent Trustees determined to be independent of the Manager and the Sub-Adviser within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, concluded that the nature, extent and quality of the services provided to the Fund by the Manager and the Sub-Adviser are a benefit to the Fund and in the best interest of the Fund's shareholders and that the amount and structure of the compensation received by the Manager and Sub-Adviser and its affiliates are reasonable in relation to the services provided. Accordingly, the Board elected to continue the Agreements for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the Agreements, including the management fee, in light of all of the surrounding circumstances.


                   26 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(s) HELD WITH     PRINCIPAL OCCUPATION(s) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF
FUND, LENGTH OF SERVICE, AGE    PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                     THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
TRUSTEES                        80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER RESIGNATION, RETIREMENT,
                                DEATH OR REMOVAL.

BRIAN F. WRUBLE,                General Partner of Odyssey Partners, L.P. (hedge fund) (since September 1995); Director of Special
Chairman of the Board           Value Opportunities Fund, LLC (registered investment company) (since September 2004); Investment
of Trustees (since 2007),       Advisory Board Member of Zurich Financial Services (insurance) (since October 2004); Board of
Trustee (since 2005)            Governing Trustees of The Jackson Laboratory (non-profit) (since August 1990); Trustee of the
Age: 64                         Institute for Advanced Study (non-profit educational institute) (since May 1992); Special Limited
                                Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September
                                2004) and Managing Principal (1997-December 1998); Trustee of Research Foundation of AIMR
                                (2000-2002) (investment research, non-profit); Governor, Jerome Levy Economics Institute of Bard
                                College (August 1990-September 2001) (economics research); Director of Ray & Berendtson, Inc. (May
                                2000-April 2002) (executive search firm). Oversees 62 portfolios in the OppenheimerFunds complex.

MATTHEW P. FINK,                Trustee of the Committee for Economic Development (policy research foundation) (since 2005);
Trustee (since 2005)            Director of ICI Education Foundation (education foundation) (since October 1991); President of the
Age: 66                         Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual
                                Insurance Company (insurance company) (October 1991-June 2004). Oversees 52 portfolios in the
                                OppenheimerFunds complex.

ROBERT G. GALLI,                A director or trustee of other Oppenheimer funds. Oversees 62 portfolios in the OppenheimerFunds
Trustee (since 2005)            complex.
Age: 73

PHILLIP A. GRIFFITHS,           Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of
Trustee (since 2005)            the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI
Age: 68                         Lumonics Inc. (precision medical equipment supplier) (since 2001); Senior Advisor of The Andrew W.
                                Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the
                                American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign
                                Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study
                                (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University
                                (1983-1991). Oversees 52 portfolios in the OppenheimerFunds complex.

MARY F. MILLER,                 Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice
Trustee (since 2005)            President and General Auditor of American Express Company (financial services company) (July
Age: 64                         1998-February 2003). Oversees 52 portfolios in the OppenheimerFunds complex.

JOEL W. MOTLEY,                 Managing Director of Public Capital Advisors, LLC (privately-held financial adviser) (since 2006);
Trustee (since 2005)            Director of Columbia Equity Financial Corp. (privately-held financial adviser) (since 2002);
Age: 55                         Managing Director of Carmona Motley, Inc. (privately-held financial adviser) (since January 2002);
                                Managing Director of Carmona Motley Hoffman Inc. (privately-held financial adviser) (January
                                1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations,
                                Member of the Investment Committee of the Episcopal Church of America, Member of the Investment
                                Committee and Board of Human Rights Watch and the Investment Committee of Historic Hudson Valley.
                                Oversees 52 portfolios in the OppenheimerFunds complex.

KENNETH A. RANDALL,             Director of Dominion Resources, Inc. (electric utility holding company) (February 1972-October
Trustee (since 2005)            2005); Former Director of Prime Retail, Inc. (real estate investment trust), Dominion Energy Inc.
Age: 80                         (electric power and oil & gas producer), Lumberman's Mutual Casualty Company, American Motorists
                                Insurance Company and American Manufacturers Mutual Insurance Company; Former President and Chief
                                Executive Officer of The Conference Board, Inc. (international economic and business research).
                                Oversees 52 portfolios in the OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,       Chairman of The Directorship Search Group, Inc. (corporate governance consulting and executive
Trustee (since 2005)            recruiting) (since 1993); Life Trustee of International House (non-profit educational
Age: 75                         organization); Former Trustee of the Historical Society of the Town of Greenwich; Former Director of
                                Greenwich Hospital Association; Founder, Chairman and Chief Executive Officer of Russell Reynolds
                                Associates, Inc. (1969-1993); Banker at J.P. Morgan & Co. (1958-1966); 1st Lt. Strategic Air
                                Command, U.S. Air Force (1954-1958). Oversees 52 portfolios in the OppenheimerFunds complex.


                   27 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

TRUSTEES AND OFFICERS  Continued
--------------------------------------------------------------------------------

JOSEPH M. WIKLER,               Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996);
Trustee (since 2003)            Director of Lakes Environmental Association (since 1996); Member of the Investment Committee of the
Age: 66                         Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds
                                (1994-December 2001). Oversees 52 portfolios in the OppenheimerFunds complex.

PETER I. WOLD,                  President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since
Trustee (since 2003)            1994); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and
Age: 59                         production) (1996-2006); Vice President of American Talc Company, Inc. (talc mining and milling)
                                (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and
                                Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director
                                of PacifiCorp. (electric utility) (1995-1999). Oversees 52 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE              THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK,
AND OFFICER                     NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE TERM, OR UNTIL HIS
                                RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN INDEFINITE TERM, OR UNTIL HIS
                                RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS POSITIONS
                                WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                 Chairman, Chief Executive Officer and Trustee of the Adviser (since June 2001); President of the
President and Principal         Adviser (September 2000-March 2007); President and a director or trustee of other Oppenheimer funds;
Executive Officer and           President and Director of Oppenheimer Acquisition Corp. ("OAC") (the Adviser's parent holding
Trustee (since 2003)            company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Adviser)
Age: 57                         (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Adviser)
                                (since November 2001); Chairman and Director of Shareholder Services, Inc. and of Shareholder
                                Financial Services, Inc. (transfer agent subsidiaries of the Adviser) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the
                                Adviser) (since July 2001); Director of the following investment advisory subsidiaries of the
                                Adviser: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity
                                Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001),
                                HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001);
                                President (since November 1, 2001) and Director (since July 2001) of Oppenheimer Real Asset
                                Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC's
                                parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Member of the Investment Company
                                Institute's Board of Governors (since October 3, 2003); Chief Operating Officer of the Adviser
                                (September 2000-June 2001); President and Trustee of MML Series Investment Fund and MassMutual
                                Select Funds (open-end investment companies) (November 1999-November 2001); Director of C.M. Life
                                Insurance Company (September 1999-August 2000); President, Chief Executive Officer and Director of
                                MML Bay State Life Insurance Company (September 1999-August 2000); Director of Emerald Isle Bancorp
                                and Hibernia Savings Bank (wholly-owned subsidiary of Emerald Isle Bancorp) (June 1989-June 1998).
                                Oversees 99 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF               THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. ZACK, GILLESPIE AND MS.
THE FUND                        BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK 10281-1008, FOR
                                MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS. IVES, 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
                                80112-3924, FOR MR. BIRNEY, 555 THEODORE FREMD AVENUE, RYE, NEW YORK 10580. EACH OFFICER SERVES FOR
                                AN INDEFINITE TERM OR UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

TIMOTHY J. BIRNEY               Vice President of the Sub-Adviser (since January 2005) and was Investment Management Associate for
Vice President and Portfolio    Tremont Capital, Inc., the parent company of the Sub-Adviser, (November 2003 -January 2005); Vice
Manager (since 2005)            President at Asset Alliance Corporation (May 2002-November 2003); Vice President and Research
Age: 39                         Portfolio Manager of Alternative Asset Management at Nikko Securities Co. International, Inc. (March
                                1998-May 2002); An officer of 4 portfolios in the OppenheimerFunds complex.

MARK S. VANDEHEY,               Senior Vice President and Chief Compliance Officer of the Adviser (since March 2004); Vice President
Vice President and Chief        of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder
Compliance Officer              Services, Inc. (since June 1983). Former Vice President and Director of Internal Audit of the
(since 2004)                    Adviser (1997-February 2004). An officer of 99 portfolios in the OppenheimerFunds complex.
Age: 56


                   28 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

BRIAN W. WIXTED,                Senior Vice President and Treasurer of the Adviser (since March 1999); Treasurer of the following:
Treasurer and Principal         HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder
Financial & Accounting          Services, Inc., Oppenheimer Real Asset Management, Inc., and Oppenheimer Partnership Holdings, Inc.
Officer (since 2003)            (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International
Age: 47                         Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management,
                                Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Adviser) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust
                                Company (trust company subsidiary of the Adviser) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999),Centennial Asset Management Corporation (March 1999-October 2003)
                                and OppenheimerFunds Legacy Program (April 2000-June 2003); Principal and Chief Operating Officer of
                                Bankers Trust Company-Mutual Fund Services Division (March 1995-March 1999). An officer of 99 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,              Vice President of the Adviser (since February 2007); Assistant Vice President of the Adviser (August
Assistant Treasurer             2002-February 2007); Manager/Financial Product Accounting of the Adviser (November 1998-July 2002).
(since 2004)                    An officer of 99 portfolios in the OppenheimerFunds complex.
Age: 36

BRIAN C. SZILAGYI,              Assistant Vice President of the Adviser (since July 2004); Director of Financial Reporting and
Assistant Treasurer             Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger
(since 2005)                    Financial Group LLC (May 2001-March 2003); Director of Mutual Fund Operations at American Data
Age: 37                         Services, Inc. (September 2000-May 2001). An officer of 99 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                 Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Adviser;
Secretary (since 2003)          General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial
Age: 58                         Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of
                                HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC
                                (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001)
                                of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of
                                Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset
                                Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of
                                Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior
                                Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company
                                (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior
                                Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November
                                2001); Director of OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May
                                1985- December 2003), Acting General Counsel (November 2001-February 2002) and Associate General
                                Counsel (May 1981-October 2001) of the Adviser; Assistant Secretary of the following: Shareholder
                                Services, Inc. (May 1985-November 2001), Shareholder Financial Services, Inc. (November
                                1989-November 2001), and OppenheimerFunds International Ltd. (September 1997-November 2001). An
                                officer of 99 portfolios in the OppenheimerFunds complex.

LISA I. BLOOMBERG,              Vice President and Associate Counsel of the Adviser (since May 2004); First Vice President (April
Assistant Secretary             2001-April 2004), Associate General Counsel (December 2000-April 2004), Corporate Vice President
(since 2004)                    (May 1999-April 2001) and Assistant General Counsel (May 1999-December 2000) of UBS Financial
Age: 39                         Services Inc. (formerly, PaineWebber Incorporated). An officer of 99 portfolios in the
                                OppenheimerFunds complex.

PHILLIP S. GILLESPIE,           Senior Vice President and Deputy General Counsel of the Adviser (since September 2004); First Vice
Assistant Secretary             President (2001-September 2004); Director (2000-September 2004) and Vice President (1998-2000) of
(since 2004)                    Merrill Lynch Investment Management. An officer of 99 portfolios in the OppenheimerFunds complex.
Age: 43

KATHLEEN T. IVES,               Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October 2003) of
Assistant Secretary             the Adviser; Vice President (since 1999) and Assistant Secretary (since October 2003) of the
(since 2003)                    Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003);
Age: 41                         Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant
                                Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since
                                December 2001); Assistant Counsel of the Manager (August 1994-October 2003). An officer of 99 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.


                   29 | OFI TREMONT MARKET NEUTRAL HEDGE FUND



ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that the registrant does not have an audit committee financial expert serving on its Audit Committee. In this regard, no member of the Audit Committee was identified as having all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an "audit committee financial expert," whether through the type of specialized education or experience described in that Instruction. The Board has concluded that while the members of the Audit Committee collectively have the necessary attributes and experience required to serve effectively as an Audit Committee, no single member possesses all of the required technical attributes through the particular methods of education or experience set forth in the Instructions to be designated as an audit committee financial expert.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees

KPMG, the principal accountant for the audit of the registrant's 2007 annual financial statements, billed $50,000 in fiscal 2007 and Ernst & Young the principal accountant for the audit of the registrant's 2006 annual financial statements billed $70,600 in fiscal 2006.

(b)      Audit-Related Fees

KPMG the principal accountant for the audit of the registrant's 2007 annual financial statements billed no such fees in fiscal 2007 and Ernst & Young the principal accountant for the audit of the registrant's 2006 annual financial statements billed no such fees in fiscal 2006.

KPMG the principal accountant for the audit of the registrant's 2007 annual financial statements billed $225,954 in 2007 and Ernst & Young the principal accountant for the audit of the registrant's 2006 annual financial statements billed $45,000 in fiscal 2006 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Consents on registration statements, SAS 70, professional services relating to 123R, review of internal controls system conversion and security counts performed for Registered Investment Advisors of hedge funds.

(c)      Tax Fees

KPMG the principal accountant for the audit of the registrant's 2007 annual financial statements billed no such fees to the registrant in fiscal 2007 and Ernst & Young the principal accountant for the audit of the registrant's 2006 annual financial statements billed no such fees in fiscal 2006

The principal accountants for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Tax services related to the conversion from partnership tax status to that of a regulated investment company.


(d)      All Other Fees

The principal accountants for the audit of the registrant's 2007 and 2006 annual financial statements billed no such fees.

The principal accountants for the audit of the registrant's 2007 and 2006 annual financial statements billed no such fees to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.


(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

         The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

         Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

         (2) 100%

(f)      Not applicable as less than 50%.

(g) KPMG the principal accountant for the audit of the registrant's 2007 annual financial statements billed $225,954 in fiscal 2007 and Ernst & Young the principal accountant for the audit of the registrant's 2006 annual financial statements billed $45,000 in fiscal 2006 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)

         No such services were rendered.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable. The Fund invests exclusively in non-voting securities.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The portfolio manager of the Fund is Timothy J. Birney (referred to as the "Portfolio Manager"), who is primarily responsible for selecting the Fund's investments in Hedge Funds and allocating the Fund's assets among the Hedge Funds selected. Mr. Birney has been Vice President and portfolio manager of the Sub-Adviser since January 2005 and was Investment Management Associate for Tremont Capital, Inc., the parent company of the Sub-Adviser, from November 2003 to January 2005. From May 2002 through November 2003, Mr. Birney served as Vice President at Asset Alliance Corporation, where his responsibilities included the development and distribution of structured products and quantitative allocation and risk management models. From March 1998 through May 2002, Mr. Birney served as Vice President and Research Portfolio Manager of Alternative Asset Management at Nikko Securities Co. International, Inc.

<         OTHER ACCOUNTS MANAGED. In addition to managing the Fund's investment portfolio, Mr. Birney also manages other investment portfolios and other accounts on behalf of the Sub-Adviser or its affiliates. The following table provides information regarding the other portfolios and accounts managed by Mr. Birney as of March 31, 2007.


                                        REGISTERED INVESTMENT      OTHER POOLED
OFI TREMONT MARKET NEUTRAL HEDGE FUND         COMPANIES         INVESTMENT VEHICLES    OTHER ACCOUNTS
---------------------------------------------------------------------------------------------------------
                                                   3                     15                 None
Accounts Managed
---------------------------------------------------------------------------------------------------------
                                                  $355                 $1,306               None
Total Assets Managed*
---------------------------------------------------------------------------------------------------------

Accounts with Performance-Based                    2                     4                  None
Advisory Fees
---------------------------------------------------------------------------------------------------------
Total Assets in Accounts with                     $128                  $530                None
Performance-Based Advisory Fees*


* In millions.

         As indicated above, the Portfolio Manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies. For example Mr. Birney may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Sub-Adviser have the same management fee. If the management fee structure of another fund or account is more advantageous to the Sub-Adviser than the fee structure of the Fund, the Sub-Adviser could have an incentive to favor the other fund or account. However, the Sub-Adviser's compliance procedures and Code of Ethics recognize the Sub-Adviser's fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude Mr. Birney from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, Mr. Birney may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or he may manage funds or accounts with different investment objectives and strategies.

<        COMPENSATION OF THE PORTFOLIO MANAGER. Mr. Birney is employed and compensated by the Sub-Adviser, not the Fund. The Sub-Adviser's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward contributions toward creating shareholder value. As of March 31, 2007, Mr. Birney's compensation consisted of three main elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Sub-Adviser's holding company parent.

         The base pay component is reviewed regularly to ensure that it is commensurate with the requirements of the portfolios under Mr. Birney's management, reflects any specific competence or specialty of the manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Sub-Adviser and is based on a number of factors, including management's evaluation of the Fund's pre-tax performance for periods since Mr. Birney became the Fund's portfolio manager. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The performance of other pooled investment vehicles and other accounts are also considered in determining Mr. Birney's compensation. Mr. Birney's compensation with respect to the Fund is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to reduce potential conflicts of interest between the Fund and other funds managed by Mr. Birney. The compensation structure of the other funds managed by Mr. Birney is the same as the compensation structure of the Fund, described above.

<        OWNERSHIP OF FUND SHARES.  As of March 31, 2007, Mr. Birney did not
         beneficially own any shares of the Fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

    o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

    o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

    o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

    o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

         The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 03/31/2007, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)      (1) Exhibit attached hereto.

         (2) Exhibits attached hereto.

         (3) Not applicable.

(b)      Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OFI Tremont Market Neutral Hedge Fund

By: /s/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer
Date: 05/14/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer
Date: 05/14/2007

By: /s/ Brian W. Wixted
    ---------------------------
    Brian W. Wixted
    Principal Financial Officer
Date: 05/14/2007